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                                                                      EXHIBIT 10



                                September 5, 1997

Graham-Field Health Products, Inc.
400 Rabro Drive East
Hauppage, New York 11788

Ladies and Gentlemen:

         Reference is made to that certain Agreement and Plan of Merger, dated of even date herewith (the "Merger Agreement"), by and among Graham-Field Health Products, Inc. ("Buyer"), GFHP Acquisition Corp. ("Sub") and Fuqua Enterprises, Inc. ("Target"). In the event that the transactions contemplated under the Merger Agreement shall have been consummated and the Effective Time shall have occurred, the following is our understanding of the relative rights and obligations with respect to the use of the Fuqua Marks, as defined below. Unless otherwise defined herein, capitalized terms used herein shall have the meaning set forth in the Merger Agreement.

         1. From the Effective Time until the second anniversary of the Effective Time, Mr. J. B. Fuqua and Mr. J. Rex Fuqua will, and will cause their affiliates to, refrain from using any designation, business name, tradename, trademark, servicemark or logo (the "Marks") which contain the word "Fuqua" in connection with the manufacture, distribution or sale of medical products in the medical, surgical and healthcare industries throughout the world.

         2. From the Effective Time until the first anniversary of the Effective Time, Mr. J. B. Fuqua and Mr. J. Rex Fuqua will, and will cause their affiliates to, refrain from using any Marks which contain the word "Fuqua" in connection with the manufacture and sale of leather and tanned goods in the United States.

         3. Immediately following the Effective Time, Buyer, Sub, Target and their affiliates (collectively, "GFI") will refrain from using any Marks which contain the word "Fuqua."

         4. Messrs. Fuqua shall retain all intellectual property rights to the Fuqua Marks during the term of this Agreement.

         5. GFI shall promptly notify Messrs. Fuqua of any infringements or potential infringements, imitations by others, or any other violation of, challenge to, or claim to the Fuqua Marks by any person ("Infringements") of which it has actual knowledge. Messrs. Fuqua shall have the sole right to determine what action, if any, shall be taken on account of such Infringements. Messrs. Fuqua may commence or prosecute any
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claims or suits in their own name, whether collectively or individually, or in any other manner they choose. GFI shall not share in any proceeds received by Messrs. Fuqua (by settlement or otherwise) in connection with any formal or informal action brought by Messrs. Fuqua hereunder. GFI will provide reasonable cooperation with respect to the prosecution of any such claim.

         6. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, and the parties hereto agree to submit to the jurisdiction of the courts of the State of Georgia, County of Fulton, in connection with any dispute arising out of this Agreement.

         7. This Agreement is the entire contract between the parties with respect to the subject matter hereof.







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                                    Very truly yours,


                                    By:  s/s J. B. Fuqua
                                       -------------------------------
                                        J. B. Fuqua


                                    By:  s/s J. Rex Fuqua
                                       -------------------------------
                                         J. Rex Fuqua


Receipt Acknowledged and Terms
Herein Accepted

GRAHAM-FIELD HEALTH PRODUCTS, INC.

By: s/s Irwin Selinger
    ----------------------------------
Name:   Irwin Selinger
     ---------------------------------
Title:  Chairman of the Board & CEO
      -----------------------------------


GFHP ACQUISITION CORP.

By: s/s Irwin Selinger
    ----------------------------------
Name:   Irwin Selinger
     ---------------------------------
Title:  Chairman of the Board and
      -----------------------------------
              Chief Executive Officer
         --------------------------------


FUQUA ENTERPRISES, INC.

By:  s/s J. Rex Fuqua
    ----------------------------------
Name:   J. Rex Fuqua
     ---------------------------------
Title:  Chairman of the Board
      -----------------------------------








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